                                                                      EXHIBIT 25


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph D. Sansone and Stephen M. Mengert, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10K of Pediatric Services of America, Inc. for the fiscal year ended September 30, 1997, and any and all amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21/st/ day of a November, 1997.



           /s/ Michael J. Finn
           -------------------
          Signature Michael J. Finn

                                                                      EXHIBIT 25


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph D. Sansone and Stephen M. Mengert, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on form 10K of Pediatric Services of America, Inc. for the fiscal year ended September 30, 1997, and any and all amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21/st/ day of November, 1997.



           /s/ Irving S. Shapiro
           ---------------------
          Signature Irving S. Shapiro



                                   PAGE - 46

                                                                      EXHIBIT 25


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph D. Sansone and Stephen M. Mengert, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on form 10K of Pediatric Services of America, Inc. for the fiscal year ended September 30, 1997, and any and all amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21/st/ day of November, 1997.



           /s/ Adam O. Holzhauer
           ---------------------
          Signature Adam O. Holzhauer

                                                                      EXHIBIT 25


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph D. Sansone and Stephen M. Mengert, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on form 10K of Pediatric Services of America, Inc. for the fiscal year ended September 30, 1997, and any and all amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21/st/ day of November, 1997.



           /s/ Robert R. Pinkas
           --------------------
          Signature Robert R. Pinkas


                                   PAGE - 47

                                                                      EXHIBIT 25


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph D. Sansone and Stephen M. Mengert, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on form 10K of Pediatric Services of America, Inc. for the fiscal year ended September 30, 1997, and any and all amendments thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21/st/ day of November, 1997.



           /s/ Richard S. Smith
           --------------------
          Signature Richard S. Smith



                                   PAGE - 48